NUMBER:__________________

                                             ISSUED TO:________________________













                        BPI PACKAGING TECHNOLOGIES, INC.


                             SUBSCRIPTION AGREEMENT


               In the event you decide not to participate in this
                offering please return the Subscription Agreement
           to the principal office of the Company as set forth herein.



                           FOR OFFSHORE INVESTORS ONLY







                             SUBSCRIPTION AGREEMENT

                        LIMITED OFFERING OF COMMON STOCK
                       OF BPI PACKAGING TECHNOLOGIES, INC.
                           TO OFFSHORE INVESTORS ONLY

         THE COMMON STOCK OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR FOREIGN REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE INFORMATION CONTAINED IN THIS AGREEMENT DOES NOT PURPORT TO BE ALL INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN INVESTIGATING THE COMPANY. EACH INVESTOR MUST RELY ON THE INVESTOR'S OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE COMMON STOCK. SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN CONNECTION WITH THE PURCHASE OF THE SHARES OF COMMON STOCK.

         THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE COMMON STOCK IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

         EXCEPT AS OTHERWISE INDICATED, THIS AGREEMENT SPEAKS AS OF THE DATE HEREOF. NEITHER THE DELIVERY OF THIS AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS AGREEMENT IN CONNECTION WITH THE OFFERING MADE HEREBY, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE PLACEMENT AGENT. EACH INVESTOR WILL BE ENTITLED TO RELY SOLELY ON THOSE REPRESENTATIONS AND WARRANTIES WHICH MAY BE MADE TO IT IN ANY FINAL SUBSCRIPTION AGREEMENT RELATING TO THE COMMON STOCK.


                                        i





         PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT AS LEGAL ADVICE. EACH INVESTOR SHOULD CONSULT THEIR OWN ATTORNEY OR BUSINESS ADVISOR AS TO THE LEGAL, TAX AND OTHER CONSIDERATIONS RELATING TO AN INVESTMENT IN THE COMMON STOCK.

         A BUYER'S INVESTMENT IN THE SECURITIES PROPOSED UNDER THE TERMS OF THIS OFFERING WILL BE SUBJECT TO CERTAIN RESTRICTIONS AS DESCRIBED MORE FULLY IN THE TERMS OF THE OFFERING AND THE SUBSCRIPTION AGREEMENT. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER REGULATION S, THE ACT, AND THE APPLICABLE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS MUST EXPECT TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMMON STOCK FOR AN INDEFINITE PERIOD OF TIME.

         THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE COMMON STOCK OFFERED HEREBY.

         CERTAIN PROVISIONS OF VARIOUS DOCUMENTS ARE SUMMARIZED IN THIS AGREEMENT BUT PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THESE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO TEXT OF THE ORIGINAL DOCUMENTS MADE AVAILABLE TO PROSPECTIVE INVESTORS BY THE COMPANY.

         BY ACCEPTANCE OF THIS AGREEMENT, PROSPECTIVE INVESTORS RECOGNIZE AND ACCEPT THE NEED TO CONDUCT THEIR OWN THOROUGH INVESTIGATION AND DUE DILIGENCE BEFORE CONSIDERING PURCHASING THE COMMON STOCK OFFERED HEREBY.



                                       ii





                                  RISK FACTORS

         AN INVESTMENT IN THE COMMON STOCK OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. IN ANALYZING THIS OFFERING, PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS:

PREVIOUS LOSSES; ACCUMULATED DEFICIT; NO ASSURANCE OF FUTURE PROFITS

         At November 22, 1996, the Company had an accumulated stockholders' deficit of $20,016,415. Since its inception in 1988, the Company has not operated profitably in any fiscal year (exclusive of net income of $311,022 for its fiscal year ending March 1, 1991, which included extraordinary income of $337,179) and incurred a loss of $4,510,145 for the fiscal year ended February 24, 1995. The Company also expects to incur a loss for the fiscal year ended February 28, 1997. No assurance can be given that the Company will be profitable or attain improved operating results.

INTENSE COMPETITION

         The manufacture of plastic bags is a highly competitive industry. In particular, the Company competes with major companies such as Tenneco, Inc. ("Tenneco") and Sonoco Products Corporation ("Sonoco"). The Company's in-store advertising and promotion products compete in the same markets that are dominated by Heritage Media Corporation and Catalina Marketing Corporation, both of which offer in-store advertising and promotion products which are not related to the floor or the FRESH-SAC(R) produce bag dispensing systems. These companies have substantially greater research and development, marketing, financial and human resources than the Company. In addition, competitors may succeed in developing new or enhanced products that are more effective than any that may be sold or developed by the Company, and such companies may also prove to be more successful than the Company in marketing and selling such products. No assurance can be given that the Company will be able to compete successfully with any of these companies or achieve a greater market share than it currently possesses.

POSSIBLE PATENT CLAIMS BY SONOCO PRODUCTS COMPANY; POSSIBLE PAYMENT OF LICENSE FEES AND LITIGATION COSTS

         In 1990, Sonoco Products Company ("Sonoco") indicated its intent to seek licenses under a broadened reissue patent from all manufacturers of plastic bags which utilize a particular method for holding plastic bags in a metal rack. Sonoco has commenced litigation against several plastic bag manufacturers other than the Company. The United States District Court for the Central District of California entered summary judgment in February 1994 for the defendants in a suit relating to alleged patent infringement by the defendants. The court declared Sonoco's three reissue claims to be invalid. The court is also allowing the defendants' counterclaim against Sonoco for unfair competition to continue. It is expected that Sonoco will appeal this judgment. Subsequent to this

                                       iii





decision, the Company filed suit against Sonoco alleging infringement of the Company's patent by Sonoco.

         If Sonoco was to appeal the February 1994 judgment which declared Sonoco's three reissue patents invalid, and have that judgment reversed, Sonoco could institute a patent infringement suit against the Company. If Sonoco was to succeed in any infringement claim against the Company, it might be able to prevent the future use, sale and manufacture of certain of the Company's products which use racking systems. Alternatively, the Company could be required to pay a license fee for the prior and future use of this technology which might place the Company at a competitive disadvantage in the sale of certain of its products. Either outcome could have a material adverse effect on the Company's business. Infringement of any patent may also render the Company liable to purchasers and end-users of the infringing product. The Company has been advised by patent counsel that the Sonoco patent applies to the traditional grocery T-shirt sack and does not apply to the Company's proprietary HANDI-SAC(TM) and FRESH-SAC(TM) bag products.

         No assurance can be given that the Company's products will not infringe patents or rights of others. The Company could incur substantial costs if required to defend itself in any patent litigation.

UNCERTAINTY OF MARKET ACCEPTANCE FOR THE COMPANY'S IN-STORE ADVERTISING AND PROMOTION PRODUCTS

         As is typical in the case of newly introduced products, demand and market acceptance for such products is subject to a high level of uncertainty. Achieving and maintaining market acceptance for the Company's in-store advertising and promotion products will require substantial marketing efforts and expenditure of significant funds. No assurance can be given that the Company's in-store advertising and promotion products will achieve and maintain market acceptance, or that increased marketing efforts will result in successful commercialization of the in-store advertising and promotion products, or that such products will generate sufficient revenues to permit profitable operations.

DEPENDENCE ON PATENTS AND PROPRIETARY TECHNOLOGY

         In 1993, the Company was issued a United States patent for the dispensing system used in conjunction with its FRESH-SAC(R) product and other T-shirt sack products and has filed patent applications for this dispensing system in approximately 20 foreign countries. The Company has filed patent applications in the United States and approximately 14 foreign countries for the FRESH-SAC(R) HMWPE material, and was notified that this patent has been issued in a foreign country. Notwithstanding the issuance of the patent in a foreign country, the Company has elected not to further prosecute this patent application in other countries because of technological changes that the Company plans to make in its manufacturing process which make it uneconomical to continue to invest in the original patent applications. The Company owns patents issued in the United States and Canada relating to the method for making a pack of T-shirt sacks which permit the individual sacks

                                       iv





to be mounted on a handle supported rack dispensing system and to be easily separated and dispensed from the pack utilizing a central "pull tab." The Company has also filed a United States patent application for its Fresh Focus Cartridge Talker(TM). No assurance can be given that any of these patents will be granted or that the patents currently owned by the Company and any patents that may be granted in the future will be enforceable or provide the Company with meaningful protection from competitors. Even if a competitor's products were to infringe patents owned by the Company, it could be costly for the Company to enforce its rights in an infringement action and would divert funds and resources otherwise used in the Company's operations. Furthermore, no assurance can be given that the Company would be successful in enforcing such rights. No assurance can be given that any of the Company's patent applications will be allowed or, if allowed, will provide the Company with any advantage against competitors selling similar products. Similarly, no assurance can be given that the Company's products will not infringe patents or rights of others.

         The Company also relies on unpatented proprietary know-how, which may be duplicated, and employs various methods including confidentiality agreements with employees to protect its proprietary know-how. However, such methods may not afford complete protection and no assurance can be given that others will not independently develop such know-how or obtain access thereto.

DEPENDENCE ON LICENSE FOR FLOOR FOCUS AD-TILE(TM)

         The Company's success in implementing its strategy for its in-store advertising and promotion products depends in part on its exclusive, worldwide license to use the patented Floor Focus Ad-Tile(TM) system. The termination of this license may limit the Company's ability to market its in-store advertising and promotion products. Pursuant to this license agreement, the Company is required to purchase a minimum number of Floor Focus Ad-Tiles(TM) at the price set forth in the license agreement. In the event the Company does not purchase the minimum requirements, it must pay a minimum royalty fee based on the deficiency. Such license is also subject to infringement claims from third parties. No assurance can be given that this license will not be terminated, or that a third party will not be successful in an infringement action. The termination of this license could have a material adverse effect on the Company's in-store advertising and promotion products.

NEED FOR ADDITIONAL FINANCING

         A significant portion of the Company's capital requirements to date has been funded through equity and subordinated debt investments by Beresford Box Company Ltd. (formerly Beresford Packaging, Inc.) (subsequently converted into the Company's Series B and Series C Preferred Stock), a principal stockholder, the proceeds from the Company's three prior public offerings, the exercise of warrants sold in these public offerings and private placements. The Company has also utilized bank loan and line of credit facilities, trade credit facilities and equipment leases. Although management believes that fixed asset or lease financing is now available at competitive rates from banks and leasing companies to finance a substantial part of the planned $1.8 million increase in capacity at the Dighton facility during Fiscal 1997, and that the availability of this financing together

                                        v





with its current bank line of credit, and anticipated funds from operations will be sufficient to fund the Company's operations and proposed expansion of its business and in-store advertising and promotion business for at least the next 12 months, the Company may require additional financing. The Company may raise additional financing through the sale of equity or debt securities in order to finance all or part of the remainder of the planned increased capacity at the Dighton facility over the next six months as well as to increase its in-store advertising and promotion business and general working capital. The Company has no commitments for such financing, and no assurance can be given that the Company will be successful in obtaining such additional financing or that such financing will be available on terms favorable to the Company, if at all.

DEPENDENCE UPON KEY PERSONNEL

         The Company's ability to continue to develop and to market its products depends, in large part, on its ability to attract and retain qualified personnel. Competition for such personnel is intense and no assurance can be given that the Company will be able to retain and attract such personnel.

         The Company is dependent in particular upon the services of Dennis N. Caulfield, its Chief Executive Officer, C. Jill Beresford, its President, and Gregory M. Davall, its Vice President of Manufacturing, and has employment agreements with these officers. The loss of the services of any of these individuals could have a material adverse effect on the Company. The Company maintains and is the beneficiary of key-person life insurance on each of Dennis
N. Caulfield and C. Jill Beresford in the amount of at least $1,000,000 per individual.

SUBSTANTIAL SHARES OF PREFERRED STOCK OUTSTANDING; POSSIBLE ISSUANCE OF ADDITIONAL PREFERRED STOCK

         The Company is authorized to issue up to 2,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). As of February 13, 1997, there were issued and outstanding 347,146 shares of Series A Convertible Preferred Stock, 146,695 shares of Series B Convertible Preferred Stock and 18,337 shares of Series C Redeemable Preferred Stock.

         The Company has no present intention to issue any additional shares of Preferred Stock. However, the issuance of any such Preferred Stock could affect the rights of the holders of the Common Stock and reduce its value. In particular, specific rights granted to future holders of Preferred Stock could be used to restrict the Company's ability to merge with or sell its assets to a third party, thereby preserving control of the Company by its present owners.

SUBSTANTIAL SHARES OF COMMON STOCK RESERVED FOR THE EXERCISE OR GRANT OF OPTIONS AND WARRANTS; POTENTIAL DILUTIVE EFFECT THEREOF; REGISTRATION RIGHTS OF WARRANT HOLDERS

         The Company has reserved 933,750 shares of Common Stock for issuance upon exercise of options granted or available for grant to employees, officers, directors and consultants pursuant to the Company's 1990, 1993 and 1996 Stock Option Plans, as well as an aggregate of 794,891 shares

                                       vi





of Common Stock upon the exercise, conversion or issuance of (i) the Series A and Series B Convertible Preferred Stock for an aggregate of 493,841 shares of Common Stock; (ii) exercise of the warrants issued to an individual and principals of the placement agent in the Company's private placements to overseas investors for an aggregate of 21,000 shares of Common Stock; (iii) up to 80,050 additional shares issuable in connection with the attainment of certain performance goals by RC America, Inc.; and (iv) exercise of warrants issued to financial consultants for an aggregate of 200,000 shares of Common Stock. The existence of the aforementioned options, warrants, and Preferred Stock may prove to be a hindrance to future financing by the Company. Although the book value of the Company's Common Stock is currently significantly lower than the exercise prices of the outstanding options and warrants, the exercise of any such options or warrants in the future could dilute the book value of the Company's Common Stock. Further, the holders of such options and warrants may exercise them at a time when the Company would otherwise be able to obtain additional equity capital on terms more favorable to the Company.

EFFECT OF FUTURE SALES OF RESTRICTED SECURITIES

         Of the 13,982,120 shares of the Company's Common Stock outstanding on February 13, 1997, 2,284,298 shares are held by Dennis N. Caulfield (through a corporation controlled by Mr. Caulfield), Beresford Box Company Ltd. (a corporation controlled by Ms. Beresford) (excluding 146,695 shares of Series B Convertible Preferred Stock and 18,337 shares of Series C Redeemable Preferred Stock), C. Jill Beresford and Alex F. Vaicunas, and an aggregate of 1,148,970 shares were issued in five Regulation D offerings to accredited investors. Of the 1,148,970 shares, an aggregate of 515,000 shares of Common Stock issued in the first three Regulation D offerings were registered by the Company on Form S-1 Registration Statements that were declared effective on September 13, 1993 and April 7, 1994, respectively. The 212,470 shares of Common Stock sold in the fourth Regulation D offering were registered in a Registration Statement declared effective on January 5, 1995. The remaining 421,500 shares of Common Stock sold in the last Regulation D offering were registered in a Registration Statement declared effective on July 19, 1996. None of the 2,284,298 shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" under Rule 144 of the Securities Act, exclusive of 3,200 shares, which are registered but also subject to the resale limitations (except the holding period) of Rule 144 since they are held by an affiliate of the Company. Ordinarily, under Rule 144, a person holding restricted securities for a period of two years may, every three months, sell in ordinary brokerage transactions or in transactions directly with a market maker an amount equal to the greater of one percent of the Company's then outstanding Common Stock or the average weekly trading volume during the four calendar weeks prior to such sale. Rule 144 also permits sales by a person who is not an affiliate of the Company and who has satisfied a three-year holding period to sell with out any quantity limitation. Future sales under Rule 144 may have a depressive effect on the market price of the Common Stock. All of the shares of Common Stock held by Messrs. Caulfield and Vaicunas, and Beresford Box Company Ltd. are currently eligible for sale pursuant to Rule 144.



                                       vii





         From December 1992 through June 1994 and in April and May 1996, the Company issued an aggregate of 2,477,000 shares of its Common Stock in Regulation S offerings. These shares are subject to the restrictions of Regulation S and may not be sold unless such shares are registered under the Act and any applicable state securities law in the United States or such offer or sale is made pursuant to exemptions from those registration requirements.

         In addition, in April 1993, the Company registered 200,000 shares of its Common Stock underlying the 1990 Stock Option Plan on a Form S-8 registration statement, which shares when exercised will become freely tradeable. To date, 16,250 shares have been exercised under the 1990 Stock Option Plan and are freely tradeable. Options to purchase up to an additional
109,250 shares have also been granted under the 1990 Stock Option Plan, and options to purchase 678,880 shares have been granted under the 1993 Stock Option Plan. The Company has also reserved 1,000,000 shares of Common Stock under its 1996 Stock Option Plan. To date, no options have been granted under the 1996 Stock Option Plan.

ANTI-TAKEOVER MEASURES; POSSIBLE ANTI-TAKEOVER EFFECTS OF CERTAIN CHARTER PROVISIONS

         The  Company,  as a Delaware  corporation,  is  subject to the  General
Corporation Law of the State of Delaware, including Section 203, an anti-takeover law enacted in 1988. In general, the law restricts the ability of a public Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder. As a result, potential acquirors of the Company may be discouraged from attempting to effect an acquisition transaction with the Company, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of such securities at above-market prices pursuant to such transactions. As a result of the application of Section 203 and certain provisions in the Company's Certificate of Incorporation and Bylaws, including the adoption of a classified Board of Directors and the requirement for increased shareholder vote to take certain actions involving the directors and the Certificate of Incorporation and Bylaws as amended, potential acquirors of the Company may find it more difficult or be discouraged from attempting to effect an acquisition transaction with the Company, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of such securities at above-market prices pursuant to such transactions.

LIMITATION ON DIRECTOR LIABILITY UNDER DELAWARE LAW

         Pursuant to the Company's Certificate of Incorporation, as amended, and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or for any transaction in which a director has derived an improper personal benefit. However, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing, the Company has been informed that

                                      viii





in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

NO ACTIVE PUBLIC MARKET; POSSIBLE VOLATILITY OF TRADING PRICES FOR COMMON STOCK

         Although the Common Stock is quoted on NASDAQ/NMS, and the Preferred Stock is quoted on NASDAQ, no assurance can be given that an active public market in such securities will be sustained. The trading prices of the Common Stock could be subject to wide fluctuations in response to the Company's operating results, announcements by the Company or others of developments affecting the Company or its competitors or customers and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations in recent years. These fluctuations have had a substantial effect on the market prices for many companies and similar events in the future may adversely affect the market prices of the Common Stock.

NO DIVIDENDS

         The Company has not paid cash dividends to its stockholders since its inception and does not plan to pay dividends in the foreseeable future. The Company intends to reinvest earnings, if any, in the development and expansion of its business.




                                       ix





                         OFFSHORE SUBSCRIPTION AGREEMENT

         THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended (the "Act"). This offering is limited solely to investors not residing in the United States.

         THIS AGREEMENT (the "Agreement") made and entered into by and between BPI Packaging Technologies, Inc., a Delaware (U.S.A.) corporation with its principal place of business at 455 Somerset Avenue, Dighton, Massachusetts 02764 (the "Company"); and the undersigned (hereinafter referred to individually as a "Buyer" and collectively, as the "Buyers") .


                              W I T N E S S E T H :

         WHEREAS, the Company is offering 92,308 shares (the "Shares"), on a "best efforts" basis to raise up to $150,000.50 in gross proceeds from the sale of the Shares (the "Offering");

         WHEREAS, the Buyers wish to participate in the Offering whereby they will invest in the Shares as contemplated by this Agreement and all exhibits attached hereto;

         WHEREAS, the Shares being offered in the Offering have not been registered under the registration provisions of the Securities Act of 1933, as amended (the "Act") or under applicable state or foreign securities laws, and are being offered and sold by the Company in reliance upon an exemption from registration under Regulation S promulgated under the Act; and

         WHEREAS, as a new Buyer, you have indicated your desire to participate in this Offering and to subscribe to and agree to purchase 92,308 Shares at $1.625 per Share for an aggregate subscription price of $150,000.50.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyers agree as follows:

         1.       PAYMENT AND ACCEPTANCE.

                  1.1 PAYMENT. Buyer hereby agrees to pay to the Company the amount set forth above.

                  1.2 ACCEPTANCE OF SUBSCRIPTION. Upon acceptance of the Subscription Agreement by the Company, the Company may use such funds for working capital and general corporate purposes. Should this Agreement not be accepted by the Company, the proceeds shall be returned to the Buyer without interest. The Company shall have the right to accept or reject the

Buyer's subscription for Shares, in whole or in part, for any reason, including, without limitations, the ineligibility of the Buyer to participate in an offering made in reliance on Regulation S promulgated by the Act.

         2. SALE OF SHARES. Subject to the terms and conditions of this Agreement, the Buyer hereby subscribes for and agrees to purchase from the Company the number of Shares set forth above, at a purchase price of $1.625 per Share. There is no placement agent acting on behalf of the Company in connection with the Offering.

         3.       THE CLOSING.

                  3.1 CLOSING DATE. This Subscription Agreement constitutes an offer by the Buyer to purchase the Shares. The Company expects to hold one closing (the "Closing") of this Offering, on February 14, 1997 (the "Termination Date"). No minimum number of Shares is required to be sold before a Closing occurs. The Termination Date of the Offering is subject to prior termination or extension for up to an additional sixty (60) days in the discretion of the Company.

                  3.2 DELIVERY. Within fifteen (15) days following the Closing, the Company will deliver to each Buyer a certificate or certificates, in such denominations and registered in such name or names as each Buyer may designate by notice to the Company, representing the Shares purchased by each Buyer from the Company. Prior to the Closing, each Buyer shall have delivered to the Company payment of the purchase price therefor to the Company. If, at the Closing, any of the Buyers shall have failed to tender the purchase price for the Shares to be purchased by such Buyer at the Closing or any of the conditions specified herein shall not have been fulfilled to the satisfaction of the Company, the Company shall, at its election, be relieved of all of its obligations under this Agreement to such Buyer. The Company shall be under no obligation to accept this offer and to close this transaction until the Closing.

                  3.3 FURTHER UNDERTAKINGS BY BUYERS. Each Buyer undertakes to execute and deliver to the Company, within five (5) days after receipt of the Company's reasonable request therefor, such further designations, authorizations, and other instruments as the Company deems necessary or appropriate to carry out the provisions of this Agreement.

                  3.4 WAIVER OF RIGHTS AND REPAYMENT OF SUBSCRIPTION PRICE. The Buyer, and others (if any) for whom the Buyer is subscribing hereunder, hereby waives to the fullest extent permitted by law any rights, other than as expressly described herein in Schedule 1 hereto and in the applicable offering materials, of withdrawal, rescission or compensation for damages to which they might otherwise be entitled. By its acceptance of the Buyer's subscription for the Shares, the Company hereby agrees with the Buyer that the Buyer shall have the rights set forth herein for the applicable province of residence of the Buyer under the heading "Buyers' Statutory or Contractual Rights of Action" as set forth in this Agreement on the annexed Schedule 1.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER. The Buyer acknowledges that the Company is offering the Shares in reliance upon the representations, warranties, and other information set forth by the Buyer herein. The Buyer undertakes to notify the Company immediately of any changes in any of the representations, warranties, and other information contained herein. In order to induce the Company to accept the subscription made hereby, the Buyer hereby represents, warrants and acknowledges to the Company as follows:

                  4.1 COMPLIANCE WITH UNITED STATES SECURITIES LAWS. The Buyer understands and acknowledges that the Shares have not been registered under the Act, and such Shares may not be offered or sold in the United States or to any "U.S. Person" (as defined in Rule 902(o) of Regulation S under the Act, which definition is set forth in Schedule 2 hereto and is hereby incorporated by reference) for a period of 40 days following the completion of this Offering (the "Restricted Period") and thereafter unless such Shares are registered under the Act and any applicable state securities law in the United States or such offer or sale is made pursuant to exemptions from those registration requirements. The Shares are being offered and sold pursuant to the terms of Regulation S promulgated by the Securities and Exchange Commission under the Act, which permits the Shares to be sold by the Company solely to non-U.S. Persons in transactions outside of the United States, subject to certain terms and conditions. The Buyer further acknowledges that neither the Securities and Exchange Commission nor any other foreign or United States federal or state agency or authority has passed on or endorsed the merits of this Offering.

                  4.2 STATUS OF BUYER. Buyer is purchasing the Shares for its own account or for persons or accounts as to which it exercises investment discretion. BUYER AND EACH SUCH PERSON OR ACCOUNT ARE NOT U.S. PERSONS. THE SECURITIES WERE NOT OFFERED TO THE BUYER IN THE UNITED STATES NOR WERE ANY SELLING EFFORTS MADE TO THE BUYER IN THE UNITED STATES, AND THE BUYER HAS EXECUTED THIS AGREEMENT OUTSIDE THE UNITED STATES. Either alone or together with a "Buyer representative" (as defined in Rule 501(h) under the Act), the Buyer is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities such as the Shares and has requested, received, reviewed and considered all other information it deems relevant in making a decision to execute this Agreement and to purchase the Shares. The Buyer has had the opportunity to request additional information from and to ask questions of the officers of the Company. The Buyer understands the very substantial risks associated with investment in the Company, and the Buyer, or the person or account for which it is acting, is able to bear indefinitely the economic risk of acquiring the Shares, has other adequate means of providing for current needs and contingencies, has no need for liquidity with respect to such investment and could afford the complete loss thereof. The Buyer is purchasing the Shares for investment purposes and not with a view to a distribution.

                  4.3 REGULATION S EXEMPTION. Buyer understands that the Shares are being offered and sold to it in reliance of specific exemptions from the registration requirements of federal and state securities laws pursuant to Regulation S and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of

Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Shares.

                  4.4 RESTRICTIONS ON RESALE. Buyer shall not engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares, or, during the Restricted Period, offer or sell any of the Shares in the United States to or for the benefit or account of a U.S. Person. Buyer understands that the Shares are only transferable on the books and records of the Company and its transfer agent and that the Company and the transfer agent will not register any transfer of Shares which the Company in good faith believes violates applicable federal or state securities law in the United States or the restrictions set forth herein. All subsequent offers and sales of the Shares by Buyer shall be made in compliance with Regulation S under the Act, pursuant to registration under the Act or an exemption from such registration. In any case, the Shares shall not be resold to U.S. persons or within the United States during the Restricted Period. Any proposed offer, sale or transfer of any of the Shares during the Restricted Period shall be subject to the condition that Buyer deliver to the Company (i) a written certification of the proposed transferee, acceptable in form and substance to the Company's counsel, that such transferee is not a U.S. Person and is acquiring the Shares for such transferee's own account and (ii) a written opinion of counsel, acceptable in form and substance to the Company's counsel, to the effect that the offer, sale and transfer of such Shares is permissible under the provisions of Regulation S. The Buyer understands that this resale restriction will continue to apply to the Shares if disposed of by the Buyer during the Restricted Period and consents to the issuance of appropriate stop transfer instructions to the Company's transfer agent with respect to the Shares.

                  4.5 LEGENDS. Buyer agrees that the certificates representing the Shares shall bear a legend substantially in the form set forth below:

                  "The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), of the United States of America and have been issued in reliance upon the exemption from such registration contained in Regulation S under the Act. They may not be offered, sold or transferred in the United States or to any "U.S. Person" (as defined in Regulation S) unless such offer, sale or transfer is in compliance with Regulation S or the Shares are registered under the 1933 Act or another exemption from registration is available."

         Following any holding period imposed by Regulation S or other applicable securities laws, the Company shall, upon the receipt of a certificate from the Buyer in substantially the form attached hereto as Exhibit A or an opinion of counsel, satisfactory to it, request the transfer agent to remove said legend and reissue the Shares represented by the certificate.

                  4.6 RE-OFFERS BY BUYER IN THE UNITED STATES. If Buyer publicly re-offers all or any part of the Shares in the United States, Buyer understands that it may be deemed under certain circumstances to be an "underwriter" as defined in Section 2(11) of the Act and should consult with its counsel prior to any such re-offer.

                  4.7 ACCESS TO INFORMATION. The Buyer, in making the decision to purchase the Shares subscribed for, acknowledges that he and his representatives, if any, have been given access to and the opportunity to examine all material books and records of the Company and all material contracts and documents relating to this Offering, specifically the following documents (the "Documents"):

         1. The Company's Registration Statement on Form S-3, declared effective by the Commission on July 19, 1996;

         2.       Annual  Report on Form 10-K for the year  ended  February  23,
                  1996;

         3. The Company's Quarterly Reports on Form 10-Q for the quarters ended May 24, 1996, August 23, 1996, and November 22, 1996, as amended; and

         4. The Company's Definitive Proxy Statement for the 1996 Annual Meeting, filed with the Commission on August 16, 1996.

         The Buyer understands all of the risk factors related to the purchase of the Shares. The Buyer or his legal counsel or investment advisor has been given a full opportunity to ask questions of, and to receive answers from, the Company and its officers and directors concerning the terms and conditions of the Offering, the documents prepared in connection therewith, the finances and operations of the business of the Company and to obtain additional information necessary to verify the accuracy of the information contained in the Documents, or such other information as he or his legal counsel or investment advisor desired in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the undersigned.

                  4.8 BINDING EFFECT OF SUBSCRIPTION AGREEMENT. This Agreement shall not be binding on the Company until such Agreement is accepted by the Company. The Buyer hereby acknowledges and agrees, subject to any applicable securities law, that the subscription and application hereunder are irrevocable, that the Buyer is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the Buyer hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Buyer is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

                  4.9 DECISION TO INVEST. In making his decision to purchase the Shares herein subscribed for, the Buyer has relied solely upon the information about the Company contained in the Agreement and Documents provided to him, and upon independent investigations made by him or his legal counsel or investment advisor. He is not relying on any representations or warranties from the Company or any of its officers, directors, affiliates, employees or agents, other than the information provided by the Company to him in this Offering.

                  4.10 BUYER'S RESIDENCE. The Buyer represents that he is a resident and domiciliary (not a temporary or transient resident) of the state (or province), county, and country set forth below, has no present intention to become a resident of any other jurisdiction, and all communications, written or oral, concerning the Shares have been directed to the Buyer in, and received by him in, such jurisdiction.

                  4.11 BUYER AS REPRESENTATIVE. The Buyer represents and warrants that if the Buyer is executing this Agreement in a representative or fiduciary capacity, the Buyer has full power and authority to execute and deliver the Agreement on behalf of the subscribing corporation, partnership, trust or other entity for whom the Buyer is executing this Agreement, and such corporation, partnership, trust or other entity has full right and power to enter into and perform this Agreement.

                  4.12 BUYER AS AGENT. The Buyer may purchase Shares as agent for various principals to be designated, in which case it shall hereby make the above representations and warranties on behalf of such principals.

                  4.13 BUYER'S UNDERSTANDING. The Buyer has read, understands and acknowledges receipt of the written material supplied by the Company, including the Documents.

                  4.14 NO PROTECTION OF BUYER'S INTERESTS. The Buyer has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Buyer. Although the Company has retained its own counsel, neither such firm nor any other firm has acted on behalf of the Buyer, and any purchaser of the Shares offered hereby should not rely on the firm so retained by the Company with respect to any matters herein described.

                  4.15 NO REPRESENTATIONS ON COMPANY'S RESULTS OF OPERATIONS. There has never been represented, guaranteed, or warranted to the Buyer by any broker, the Company, its officers, directors, agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

                  4.16  NO  SHORT  POSITION.   Neither  Buyer  nor  any  of  its
affiliates will directly or indirectly maintain any short position in any securities of the Company until after the end of the Restricted Period.

                  4.17 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND OTHER OBLIGATIONS. Buyer has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby; and, if Buyer is a company or corporation, the execution, delivery and performance of this Agreement by Buyer have been duly authorized by all requisite corporate and shareholder action of Buyer. Upon the execution and delivery of this Agreement and its acceptance by the Company, this Agreement shall constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms (except insofar as the enforcement thereof may be limited by any applicable laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles).

                  4.18 VALUATION OF THE COMMON STOCK. The Buyer understands that the valuation placed upon the Common Stock has been based on the recent performance of the Common Stock as reported by NASDAQ/NMS. The Buyer represents that he has independently evaluated the fairness of the offering price for the Common Stock.

                  4.19 FOREIGN LAWS. Buyer hereby represents that he has satisfied himself as to the full observance of the laws of his jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Buyer's subscription and payment for, and his continued beneficial ownership of the Shares will not violate any applicable securities or other laws of his jurisdiction.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Buyer that as of the date hereof, and as of the first Closing and any interim Closings, except as otherwise set forth herein:

                  5.1  REPORTING  COMPANY  STATUS.  The Company is a  "Reporting
Company" as defined by Rule 902 of Regulation S. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  5.2 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good corporate standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where failure so to qualify would not have a material adverse effect on the Company. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this

Agreement and generally to carry out the transactions contemplated hereby. The Company is not in violation of any term of its Certificate of Incorporation or its By-laws, or any material instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Company.

                  5.3 AUTHORIZATION. This Agreement, and all documents and instruments executed pursuant hereto are legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditors' rights and remedies and to the exercise of judicial discretion in accordance with general principles of equity.

                  5.4  CAPITALIZATION.  As of February 13, 1997,  the authorized capital stock of the Company consisted of (i) 30,000,000 shares of Common Stock, $.01 par value, of which 13,982,120 shares were issued and outstanding; and (ii) 2,000,000 shares of Preferred Stock, $.01 par value, of which 1,400,000 shares have been designated as Series A Convertible Preferred Stock, $.01 par value per share, 347,146 of which shares are validly issued, fully paid and non-assessable, one share of Series A Preferred Stock is convertible for one share of Common Stock; 146,695 shares have been designated as Series B Convertible Preferred Stock, $.01 par value per share, 146,695 of which shares are validly issued, fully paid and non-assessable; 36,674 shares have been designated as Series C Redeemable Preferred Stock, $.01 par value per share, 18,337 of which shares are validly issued, fully paid and non-assessable. The Company has also reserved the following securities for issuance: (i) 21,000 shares of Common Stock issuable upon exercise of warrants issued to an individual and principals of the placement agent in the Company's Regulation S offerings; (ii) 1,933,750 options granted or available for grant under the Company's 1990, 1993 and 1996 Stock Option Plans; (iii) up to 80,050 additional shares issuable in connection with the acquisition of the interest of a minority shareholder of RC America, Inc.; and (iv) 20,000 shares of Common Stock issuable upon exercise of warrants issued to financial consultants of the Company.

         6.       MISCELLANEOUS PROVISIONS.

                  6.1 USE OF SPEECH. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

                  6.2 NO WAIVER. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement.

                  6.3 ENTIRE AGREEMENT, MODIFICATION. This Agreement constitutes the entire agreement between the parties and supersedes any prior understanding or agreements concerning the subject matter hereof. This Agreement may be amended, modified, or terminated only by a written instrument signed by the Company and the Buyers hereunder.

                  6.4 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  6.5 GOVERNING LAW. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts and the validity and interpretation hereof and thereof and the performance hereunder and thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such state. Venue for any dispute relating to the provisions of this Agreement shall be in the United States District Court for the District of Massachusetts.

                  6.6 SUBMISSION TO JURISDICTION. Each of the parties submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Massachusetts, in any action or proceeding arising out of or relating to this Agreement and offering and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

                  6.7 NOTICES. All notices, requests, demands, and communications related to this Agreement will be deemed given if and when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

                  If to the Company:     BPI Packaging Technologies, Inc.
                                         455 Somerset Avenue
                                         Dighton, Massachusetts  02764
                                         Attention: Dennis N. Caulfield
                                                    President

                  With a copy to:        O'Connor, Broude & Aronson
                                         950 Winter Street, Suite 2300
                                         Waltham, Massachusetts 02154
                                         Attention: Neil H. Aronson, Esquire

                  If to the Buyers:      To the addresses set forth in the
                                         Questionnaire attached hereto
or, as to each of the foregoing, at such other address as shall be designated by the addressee in a written notice to the other parties complying as to delivery with the terms of this Section 6. Notwithstanding anything to the contrary contained in this Agreement, all notices, requests, demands and other communications shall be effective when received.

                  6.8 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives and successors.

                  6.9 HEADINGS. Headings contained in this Agreement are only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provisions hereof.

                  6.10 UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed invalid, illegal, or unenforceable in any jurisdiction, to the maximum extent permissible, such provision shall be deemed amended to conform to applicable laws so as to be materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

                  6.11 ASSIGNMENT. The Buyers may not assign this Agreement or its rights hereunder without the Company's written consent.

                  6.12 MULTIPLE BUYERS. If more than one person is signing this Agreement, each representation, warranty, and undertaking stated herein shall be the joint and several representation, warranty, and undertaking of each such person. Notwithstanding the foregoing, no Buyer shall be liable with respect to any representation, warranty or undertaking of any other Buyer who signed a separate Subscription Agreement. The Buyers understand the meaning and legal consequences of the representations and warranties contained in this Agreement.

                  6.13 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document binding all parties, notwithstanding that all parties are not signatories to the same counterpart.





                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Buyer has caused this Agreement to be executed as of the 14th day of February, 1997, at the location stated below.

BUYER:  (if an individual)             BUYER: (other than an Individual
                                       purchasing for his own account)

                                       Beresford Box Company Limited
------------------------------         ------------------------------------
(Signature)                               (Printed Name of Buyer)


------------------------------
(Signature of Joint Holder,
 if Applicable)


------------------------------         By:/s/ C. Jill Beresford, President
(Printed Name of Joint                    ----------------------------------
 Holder, if Applicable)                      (Signature of Authorized
                                                Officer or Other Representative)

Buyer's Permanent Address:
                                       C. Jill Beresford, President
------------------------------         ------------------------------------
                                       (Printed Name and Title of
------------------------------           Signatory)

                                       Ontario, Canada
------------------------------         ------------------------------------
(Buyer's Country or                    (Buyer's Jurisdiction
 Jurisdiction of Citizenship)            of Organization)

If this Agreement is being             If this Agreement is being
executed in a jurisdiction             executed  elsewhere than the
other than the address set             jurisdiction  set forth above,
forth above, indicate such             indicate such location:
location:
          -------------------          -------------------------------------
Buyer's Telephone and Fax Numbers:     Buyer's Telephone and Fax Numbers:
                                       (416) 360-3334 & (416) 868-0306
------------------------------         ------------------------------------

--------------------------------------------------------------------------------
Number of Shares:

    92,308
-----------------------------
Price per Share:                        Aggregate Purchase Price:

    1.625                                         $150,000.50
-----------------------------           -----------------------------------

Stock certificates should be made out as follows: Beresford Box Company Limited
                                                  -----------------------------
Stock certificates and Subscription Agreement should be returned as follows:
     Beresford Box Company Limited
--------------------------------------------------------------------------------
      607 Kumpf Drive, Waterloo, Ontario, Canada N2J 4AJ
--------------------------------------------------------------------------------

         The foregoing Subscription Agreement executed by Beresford Box Company Limited is accepted and agreed to by BPI Packaging Technologies, Inc. as of the 14th day of February, 1997 as to 92,308 shares of Common Stock.


                             BPI PACKAGING TECHNOLOGIES, INC.



                             By: /s/ Dennis N. Caulfield
                                 ----------------------------------------------
                                   Dennis N. Caulfield, Chief Executive Officer

                                   SCHEDULE 1
                                   ----------

                BUYERS' CONTRACTUAL OR STATUTORY RIGHTS OF ACTION


      Securities legislation in certain of the provinces of Canada provides investors with, in addition to any other rights they may have at law, rights of rescission or to damages, or both, where the Offering Materials (which, together with any amendments thereto, will collectively constitute the "Offering Materials") contains a misrepresentation. However, such rights must be exercised by the Buyers within prescribed time limits. Buyers should refer to the applicable provisions of the securities legislation of their respective provinces for the particulars of these rights or consult with a legal advisor.

         The following is a summary of the rights of rescission or damages, or both, available to Buyers under the securities legislation of certain of the provinces of Canada. Such rights will be expressly conferred upon Buyers in the Subscription Agreement to be executed by such Buyers in connection with the offering of Shares hereunder.

ONTARIO AND BRITISH COLUMBIA

         Section  32 of the  Regulation  to the  Securities  Act  (Ontario)  and
Section 126 of the Regulations to the Securities Act (British Columbia) provide, in effect, that when, in certain circumstances, an offering memorandum is or is required to be delivered to a prospective Buyer to whom securities are sold, the Buyer must be given a contractual right of action against the Company (but specifically not against its directors, officers, agents, affiliates or representatives) of the securities for rescission or damages. This right of action must reasonably correspond to the rights provided in Section 130 of the Securities Act (Ontario) and Section 114 of the Securities Act (British Columbia) applicable to a prospectus and may be summarized as follows:

         In the event that the Offering Materials together with any amendments thereto contain an untrue statement of a material fact or omit to state a material fact that is required to be stated or that is necessary in order to make any statement in the Offering Materials not false or misleading in light of the circumstances in which it was made (a "misrepresentation"), and it was a misrepresentation on the date of purchase, a Buyer who is a resident in Ontario or British Columbia before the purchase of the Shares and to whom the Offering Materials were delivered and who purchases the Shares offered will be deemed to have relied on the misrepresentation and will have, subject as hereinafter provided, a right of action either for damages or, alternatively, for rescission, exercisable on written notice given to the Company not more than ninety (90) days subsequent to the date on which payment was made for the Shares or the date on which initial payment was made where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment, provided that:

         (a) the Company will not be held liable under this paragraph if it proves that the Buyer purchased the Shares with knowledge of the misrepresentation;

         (b) in an action for damages, the Company will not be liable for all or any portion of such damages that it proves do not represent the depreciation in value of the Shares as a result of the misrepresentation relied upon;

         (c) in no case will the amount recoverable under this paragraph exceed the price at which the Shares were sold to the Buyer; and

         (d) the rights of action for rescission or damages are in addition to and without derogation from any other right or remedy available at law to the Buyer.

         The foregoing rights of action will be provided to Buyers in their Subscription Agreement.

RESALE RESTRICTIONS

         Resale of the securities offered hereby will be subject to restrictions under applicable securities laws which will vary depending on the relevant jurisdiction.







                                   SCHEDULE 2
                                   ----------

                           DEFINITION OF "U.S. PERSON"



         The term "U.S. Person" means:

         1.       any natural person resident in the United States;

         2. any partnership or corporation organized or incorporated under the laws of the United States;

         3.       any estate of which any  executor or  administrator  is a U.S.
                  Person;

         4.       any trust of which any trustee is a U.S. Person;

         5.       any agency or branch of a foreign entity located in the United
                  States;

         6. any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

         7. any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

         8. any partnership or corporation if: (a) organized or incorporated under the laws of any foreign jurisdiction; and
                  (b) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act"), unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act) who are not natural persons, estates or trusts.

         Notwithstanding paragraphs 1 through 8 above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. Person."

         Notwithstanding paragraphs 1 through 8 above, any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if:








         1. an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

         2.       the estate is governed by foreign law.

         Notwithstanding paragraphs 1 through 8 above, any trust of which any professional fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

         Notwithstanding paragraphs 1 through 8 above, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

         Notwithstanding paragraphs 1 through 8 above, any agency or branch of a U.S. Person located outside the United States shall not be deemed a "U.S. Person" if:

         1.       the agency or branch operates for valid business reasons; and

         2. the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. Persons."








                                                                      EXHIBIT A



                                                     __________ __, 1997



BPI Packaging Technologies, Inc.
455 Somerset Avenue
North Dighton, Massachusetts  02764

O'Connor, Broude & Aronson
950 Winter Street, Suite 2300
Waltham, Massachusetts  02154


                      Re: BPI Packaging Technologies, Inc.
                          -------------------------------

Ladies and Gentlemen:

         In connection with the purchase by ______________________ of _________ shares (the "Shares") of BPI Packaging Technologies, Inc. ("BPI"), the Buyer represents and warrants to the Seller that:

         1. The Buyer is not a U.S. person as that term is defined under Regulation S as promulgated by the Securities and Exchange Commission (the "SEC") under authority of the Securities Act of 1933, as amended;

         2. At the time the buy order for the Shares was originated, the Buyer was outside the United States;

         3. The Buyer is not purchasing the Shares on behalf of any U.S. person, and the transaction has not been pre-arranged with a buyer in the United States;

         4. All offers and sales of the Shares prior to _________________ shall be made in compliance with Regulation S, or pursuant to an effective registration statement or pursuant to an available exemption from registration;

         5. In the event that the Buyer sells the Shares prior to __________ through a distributor, a dealer or person receiving remuneration in respect to the Shares sold, each distributor or dealer must send a confirmation or other notice to the buyer that it is subject to the same restrictions upon offers and sales set forth above; and in the Subscription Agreement;







BPI Packaging Technologies, Inc.
O'Connor, Broude & Aronson
Re:  BPI Packaging Technologies, Inc.
____________ __, 1997
Page 2



         6. Buyer has not engaged in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares sold in the Offering; and

         7. Buyer hereby confirms that it has complied with the provisions of the Subscription Agreement, and that Buyer's representations and warranties contained in the Subscription Agreement are true as of the date hereof.

                                       Very truly yours,



                                       -------------------------------------
                                       Buyer's Signature


                                       -------------------------------------
                                       Buyer's Printed Name


                                       -------------------------------------
                                       Address


                                       -------------------------------------